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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 5, 2003
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




              Delaware                   000-26408              13-3136104
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    (State of Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)             File Number         Identification No.)




1157 Shrewsbury Avenue, Shrewsbury, New Jersey                       07702
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   (Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950
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Item 5.  Other Events

         On June 5, 2003, Programmer's Paradise, Inc. issued a press release announcing that its request to transfer from the NASDAQ National Market to the NASDAQ Small Cap Market has been approved, effective at the opening of business on Monday, June 9, 2003. Programmer's Paradise's common stock will continue trading under its current symbol PROG. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)  Exhibits
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              99.1    Press Release dated June 5, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROGRAMMER'S PARADISE, INC.

Dated:  June 5, 2003

                                           By:  /s/ Simon F. Nynens
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                                                Simon F. Nynens
                                                Chief Financial Officer


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                                Index to Exhibits


Exhibit No.       Description
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99.1              Press Release dated June 5, 2003.